UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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The ONE Group Hospitality, Inc.
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THE ONE GROUP HOSPITALITY, INC.
411 W. 14th Street, 2nd Floor
New York, New York 10014
April 25, 2019
To Our Stockholders:
I am pleased to invite you to attend our 2019 annual meeting of stockholders of The ONE Group Hospitality, Inc., which will be held at 11:00 a.m. EDT on Tuesday, June 4, 2019 at STK, 26 Little West 12th Street, New York, NY 10014.
Looking back on my first full year as President and CEO, I could not be more proud of the success that we saw throughout 2018 and continue to build upon in 2019. We made meaningful progress across all components of our four-point strategy. Our top-line growth performance reflects our high level of execution and ability to incorporate VIBE dining into every aspect of the STK steakhouse restaurant experience, supported by our national happy hour program, our event business, and social-media driven marketing. We also made progress improving our restaurant profitability through lower cost of sales and operating expenses as a percentage of owned restaurant sales, and reduced corporate overhead expenses both in dollars and as a percentage of revenues. Finally, our focus on “capital-light” development resulted in two international licensed STK openings in Dubai and Mexico City along with one company-owned STK in San Diego during the second half of last year.
In terms of our financial performance, 2018 was a strong year for the business. Total revenues increased 7.5% to $85.6 million for 2018 compared to $79.7 million for 2017. We reported a robust 9.4% increase in domestic comparable store sales for STK restaurants for 2018. Income from operations for 2018 grew to $5.8 million from a $2.7 million loss in 2017 and Adjusted EBITDA increased by 50% to $10.5 million for 2018 compared to 2017.
Kicking off 2019, we opened our third STK restaurant in the Middle East region with a licensed STK in Doha, Qatar and opened a company-owned STK in Nashville, Tennessee. The six STK openings between December 2017 and March 2018 represent a 46% growth in the number of STK restaurants. For the remainder of 2019, we target opening an additional two to four STK restaurants and adding one to two F&B venues.
We are excited about the future of the STK brand with a strong pipeline of sustainable growth. Over the long term, we target opening three to five licensed STK restaurant units and adding one to two F&B venues annually.
We are passionate about our restaurants, F&B operations, and our primary growth STK brand, and we thank our team across the globe for making the STK brand so highly differentiated and for contributing to a record 2018.
Thank you for being a partner and stockholder in our company. We look forward to seeing you at the annual meeting and in our restaurants.
Sincerely,
Emanuel P.N. Hilario
President and Chief Executive Officer

THE ONE GROUP HOSPITALITY, INC.
411 W. 14th Street, 2nd Floor
New York, New York 10014
April 25, 2019
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TIME: 11:00 a.m.
DATE: June 4, 2019
PLACE: STK, 26 Little West 12th Street, New York, NY 10014
PURPOSES:
1.
To elect two Class III directors to serve a three-year term expiring in 2022;

2.
To ratify the appointment of Plante Moran, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

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To approve the compensation of our named executive officers, as disclosed in this proxy statement;

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To amend the 2013 Employee, Director and Consultant Equity Incentive Plan; and

5.
To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of The ONE Group Hospitality, Inc. common stock at the close of business on April 22, 2019. A list of stockholders of record will be available at the annual meeting and, during the 10 days before the annual meeting, at our principal executive offices located at 411 W. 14th Street, 2nd Floor, New York, New York 10014.
All stockholders are invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote by following the instructions in the Important Notice Regarding the Availability of Proxy Materials that you will receive and submit your proxy by the Internet or mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.
BY ORDER OF THE BOARD OF DIRECTORS
Linda Siluk
Secretary

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THE ONE GROUP HOSPITALITY, INC.
411 W. 14th Street, 2nd Floor
New York, New York
10014
PROXY STATEMENT FOR THE ONE GROUP HOSPITALITY, INC.
2019 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2019
This proxy statement contains information about the 2019 annual meeting of stockholders of The ONE Group Hospitality, Inc. We are holding the annual meeting at 11:00 a.m., local time, on Tuesday, June 4, 2019, at STK, 26 Little West 12th Street, New York, NY 10014.
In this proxy statement, we sometimes refer to The ONE Group Hospitality, Inc. as the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.
On or about April 25, 2019, we will send the Important Notice Regarding the Availability of Proxy Materials to all stockholders entitled to vote at the annual meeting.
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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 4, 2019
This proxy statement and our 2018 annual report to stockholders are available at http://www.togrp.com/proxy.html. To vote your shares, please follow the instructions on the Notice or proxy card. You can elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery by following the instructions contained on the proxy card.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2018, on the website of the Securities and Exchange Commission, or the SEC, at www.sec.gov, or under “SEC Filings” in the “Investor Relations” section of our website at www.togrp.com. You may also obtain a printed copy of our Annual Report on Form 10-K free of charge by sending a written request to: Linda Siluk, The ONE Group Hospitality, Inc., 411 West 14th Street, 2nd Floor, New York, New York 10014. Exhibits to the Annual Report on Form 10-K will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
Why is the Company Soliciting My Proxy?
The Board of Directors (the “Board”) of The ONE Group Hospitality, Inc. is soliciting your proxy to vote at the 2019 annual meeting of stockholders to be held at STK, 26 Little West 12th Street, New York, NY 10014, on Tuesday, June 4, 2019 at 11:00 a.m. and any adjournments of the meeting. The proxy statement summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of 2019 Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, because you owned shares of common stock of The ONE Group Hospitality, Inc. on the record date. The Company will distribute the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Notice, and, if necessary, the proxy materials to stockholders on or about April 25, 2019.
Why Did I Receive a Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
We furnish our proxy materials to most of our stockholders by providing access to the materials on the Internet, rather than mailing printed copies. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of the annual meeting and conserves natural resources. If you received a Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. The Notice instructs you how to access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may instruct how your shares will be voted by following the instructions on the proxy card.
Who Can Vote?
Only stockholders who owned our common stock at the close of business on April 22, 2019, are entitled to vote at the annual meeting. On that date, there were 28,626,880 shares of our common stock outstanding and entitled to vote.
You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.
How Many Votes Do I Have?
Each share of our common stock that you own entitles you to one vote.
How Do I Vote?
Whether or not you plan to attend the annual meeting, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet. You may specify whether your shares should be voted for or withheld for the nominee for director and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer & Trust Company, Inc. (“Continental”), or you have stock certificates registered in your name, you may vote:
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By Internet.   Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote by Internet;

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By mail.    If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below; or

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In person at the meeting.    If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting

Stockholders of record may vote via the Internet at any time up to 11:59 p.m. Eastern Time on June 3, 2019.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions from the holder of record for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.
How Does the Board Recommend That I Vote on the Proposals?
The Board recommends that you vote as follows:
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“FOR” the election of the nominees for director;

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“FOR” the ratification of the selection of Plante Moran, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

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“FOR” the compensation of our named executive officers as disclosed in this proxy statement; and

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“FOR” the amendments to the 2013 Employee, Director and Consultant Equity Incentive Plan.

We are not aware of any other matters that needed to be acted on at the annual meeting. If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment.
May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:
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if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

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by re-voting on the Internet as instructed above;

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by notifying The ONE Group Hospitality, Inc.’s Secretary in writing before the annual meeting that you have revoked your proxy; or

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by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by Internet or proxy card, is the one that will be counted.
What if I Receive More Than One Notice or Proxy Card?
You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Will My Shares be Voted if I Do Not Vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 2 of this proxy statement) without receiving instructions from you. If you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote, no votes will be cast on any other proposal on your behalf.
What Vote is Required to Approve Each Proposal and How are Votes Counted?
Proposal 1: Elect Directors
The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors.

Proposal 2: Ratify Selection of Independent Registered Public Accounting Firm
The votes cast “for” must exceed the votes cast “against” to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Plante Moran, P.C. as our independent registered public accounting firm for 2019, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 3: Approve the Compensation of our Named Executive Officers
The votes cast “for” must exceed the votes cast “against” to approve the compensation of our named executive officers. Although the vote is advisory and non-binding, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Proposal 4: Approve Amendments to our 2013 Employee, Director and Consultant Stock Equity Plan
The votes cast “for” must exceed the votes cast “against” to approve amendments to our 2013 Employee, Director and Consultant Stock Equity Plan. Abstentions will have no effect on the results of this vote.

Proxy holders will vote your shares as you instruct. Abstentions and broker non-votes do not affect the vote on any of the proposals.
Is Voting Confidential?
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Continental, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or otherwise provide.
Where Can I Find the Voting Results of the Annual Meeting?
The preliminary voting results will be announced at the annual meeting, and we will publish final results in a Current Report on Form 8-K within four business days of the annual meeting.
How are Proxies Solicited for the Annual Meeting?
The Company is soliciting proxies for the annual meeting. We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Householding of Annual Disclosure Documents
SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Continental, by calling them at (212) 509-4000.
If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, a set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Company stockholder and together both of you would like to receive only a single Notice or, if applicable, a set of proxy materials, follow these instructions:
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If your shares of The ONE Group Hospitality, Inc. are registered in your own name, please contact our transfer agent, Continental, and inform them of your request by writing them at 1 State Street, New York, New York 10004.

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If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications
Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save the Company the cost of producing and mailing these documents by:
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following the instructions provided on your proxy card; or

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following the instructions provided when you vote over the Internet.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth the number of shares of our common stock beneficially owned as of April 22, 2019, by (i) each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (ii) each of our directors and named executive officers and (iii) all current officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of our common stock that may be acquired by an individual or group within 60 days of April 22, 2019, pursuant to the exercise of options, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
Percentage ownership calculations for beneficial ownership are based on 28,626,880 shares outstanding as of April 22, 2019. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of our common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. The address for each director and executive officer listed is 411 West 14th Street, 2nd Floor, New York, NY 10014.
Directors and Officers:	Amount and Nature of Beneficial Ownership(1)	Percentage of Common Stock Beneficially Owned (%)
Emanuel P.N. Hilario	512,306	1.8%
Tyler Loy	15,000	0.1
Linda Siluk	14,000	*
Celeste Fierro(2)	924,660	3.2%
Jonathan Segal(3)	7,480,764	25.7%
Michael Serruya(4)	301,790	1.1%
Eugene M. Bullis	58,879	0.2
Dimitrios Angelis	18,458	*
All current executive officers and directors as a group (8 individuals)	9,325,857	31.4%

5% Stockholders:	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
Kanen Wealth Management LLC(5) 5850 Coral Ridge Drive, Suite 309 Coral Springs, FL 33076	4,836,872	16.9%
Argyle Street Management Limited(6) Unit 601-2, 6th Floor St. George’s Building 2 Ice House Street Central, Hong Kong	1,500,000	5.2%
Twinleaf Management, LLC(7) 131 Brookwood Lane New Canaan, CT 06840	1,477,816	5.2%

5% Stockholders:	Number of Shares Beneficially Owned	Percentage of Common Stock Beneficially Owned (%)
Maguire Financial, LP(8) 300 Four Falls Corporate Center 300 Conshohocken State Road, Suite 405 West Conshohocken, Pennsylvania 19428	1,476,897	5.2%

*
Represents less than 1% of the issued and outstanding shares.

(1)
All securities are beneficially owned directly by the persons listed on the table (except as otherwise indicated).

(2)
Includes options to purchase 350,000 shares of common stock that are exercisable within 60 days of April 22, 2019.

(3)
Includes (i) 156,952 shares of common stock held by Modern Hotels (Holdings) Limited, of which Mr. Segal is the Managing Director, (ii) 386,166 shares of common stock held by the Jonathan Segal 2012 Family Trust, of which Mr. Segal is a trustee, (iii) 1,000,000 shares of common stock held by the Jonathan Segal 2016 Family Trust #2, of which Mr. Segal is a trustee; and (iv) options to purchase 476,416 shares of common stock that are exercisable within 60 days of April 22, 2019.

(4)
Includes 197,712 shares of common stock held by MOS Holdings Inc., an entity owned by Mr. Serruya.

(5)
Based solely on (i) a Schedule 13D/A filed with the SEC on August 9, 2018 by Kanen Wealth Management LLC, a Florida limited liability company (“KWM”), and David L. Kanen, the managing member for KWM, and (ii) a Form 4 filed with the SEC on April 4, 2019, by Mr. Kanen, KWM and The Philotimo Fund LLC (“Philotimo”). KWM, in its role as investment manager for customer accounts, has discretionary voting and dispositive power over the shares of common stock held in the accounts. Mr. Kanen, as the managing member of KWM, may be deemed to share voting and dispositive power over such shares of common stock with KWM. KWM, as the general partner of Philotimo, and Mr. Kanen, as the managing member of KWM, may be deemed to share voting and dispositive power over the shares of common stock held by Philotimo. Mr. Kanen, as the managing member of KWM, may be deemed the beneficial owner of the shares owned by KWM and Philotimo. As of April 4, 2019, KWM directly owned 2,971,635 shares, Philotimo directly owned 1,845,000 shares,and Mr. Kanen directly owned 20,237 Shares.

(6)
Based solely on a Schedule 13D filed with the SEC on September 3, 2018 by Argyle Street Management Limited, a British Virgin Islands incorporated company, whose principal business is to act as investment manager of ASM Connaught House Fund LP, ASM Connaught House (Master) Fund II LP and ASM Co-Investment Term Trust I, shares are owned as follows: (i) ASM Connaught House Fund LP (780,000 shares), (ii) ASM Connaught House (Master) Fund II LP (540,000 shares) and (iii) ASM Co-Investment Term Trust I (180,000 shares). Our former director, Mr. Kin Chan, acts as chief investment officer to Argyle Street Management Limited; Argyle Street Management Limited, in its capacity as investment manager of ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP, has the ability to direct the management of ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP’s business. As such, Mr. Kin Chan has the power to direct the decisions of Argyle Street Management Limited, which itself has the power to direct the decisions of ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP regarding the vote and disposition of securities directly or indirectly beneficially held by ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP; therefore, Mr. Kin Chan may be deemed to have indirect beneficial ownership of the common stock beneficially held by ASM Co-Investment Term Trust I, ASM Connaught House Fund LP and ASM Connaught House (Master) Fund II LP.

(7)
Based solely on a Schedule 13D filed with the SEC on April 1, 2019, by Twinleaf Management, LLC, a Connecticut limited liability company. The shares are allocated across ten discretionary client accounts. Such clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities. No client account contains an interest relating to more than five percent of the common stock. Spencer Grimes, as managing member of Twinleaf Management LLC, may be deemed to beneficially own the shares of common stock.

(8)
Based solely on a Schedule 13D/A filed with the SEC on March 8, 2019, by Maguire Asset Management, LLC, a Delaware limited liability company, and Timothy Maguire. Mr. Maguire is the managing member of Maguire Asset Management, which is the general partner of Maguire Financial, LP, a Delaware limited partnership, and may be deemed to beneficially own the shares of common stock.

MANAGEMENT AND CORPORATE GOVERNANCE
The Board of Directors
Our Board has the discretion to set the size of the Board from time to time, and has set the number of directors at five. Our Board is divided into three classes. One class is elected at each annual meeting of stockholders to serve for a three-year term. We currently have five directors sitting on the Board, classified into three classes as follows: (1) Eugene M. Bullis constitutes a class with a term ending at the 2021 annual meeting; (2) Jonathan Segal and Emanuel P.N. Hilario constitute a class with a term ending at the 2019 annual meeting; and (3) Michael Serruya and Dimitrios Angelis constitute a class with a term ending at the 2020 annual meeting.
On November 15, 2017, we entered into an agreement with Argyle Street Management Limited (“ASM”), who, along with certain affiliates, was an investor in our November 2017 offering, pursuant to which we agreed that ASM has the right to designate one member to our Board, who initially was Mr. Kin Chan, for so long as ASM and its affiliates beneficially own at least 750,000 shares of common stock. Mr. Chan resigned from his position as a member of the Board on January 29, 2019, prior to the expiration of his term ending at the 2021 annual meeting.
On March 23, 2018, we entered into a letter agreement with David Kanen and Kanen Wealth Management LLC (collectively, the “Kanen Group”) pursuant to which we agreed that, provided that the Kanen Group beneficially owns at least 10% of our outstanding common stock, the Kanen Group has the right to nominate one Class I director with a term expiring in 2020. Pursuant to this agreement, the Board appointed Dimitrios Angelis as a Class I director with a term expiring at our 2020 annual meeting of stockholders.
On March 26, 2019, our Board accepted the recommendation of the Nominating and Governance Committee and voted to nominate Emanuel P.N. Hilario and Jonathan Segal for election at the annual meeting for a term of three years to serve until the 2022 annual meeting of stockholders.
Set forth below are the names of the persons nominated as directors and directors whose terms do not expire this year, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which they hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board’s conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:
Name	Age	Positions
Emanuel P.N. Hilario	51	President, Chief Executive Officer and Director
Jonathan Segal	58	Executive Chairman and Director of Business Development
Dimitrios Angelis	49	Director
Eugene M. Bullis	73	Director
Michael Serruya	54	Director
Our Board has reviewed the direct and indirect relationship that each of our directors has with The ONE Group Hospitality, Inc., and has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market (“NASDAQ”): Dimitrios Angelis, Eugene M. Bullis and Michael Serruya.
Emanuel P.N. Hilario — President, Chief Executive Officer and Director
Emanuel P.N. Hilario, age 51, has served as a Class III member of our Board since April 10, 2017. Mr. Hilario has served as President and Chief Executive Officer of the Company since October 30, 2017. From 2015 until October 2017, Mr. Hilario served as Chief Financial Officer of Sizzling Platter, a restaurant management company operating over 400 franchised restaurants in the United States, Mexico, and China under the brand names of Red Robin, Sizzler, Little Caesars, Dunkin Donuts, and Wingstop. Before joining Sizzling Platter, Mr. Hilario served as Chief Operating Officer for Einstein Noah Restaurant

Group, Inc. from 2013 to 2014 and served as its Chief Financial Officer from 2010 to 2013. He previously served as Chief Financial Officer for McCormick & Schmick’s Seafood Restaurants, Inc. from April 2004 through May 2009 and also served on its Board as a Director from May 2007 to July 2009. For the preceding four years, he served as Chief Financial Officer of Angelo and Maxie’s, Inc. While there, from 2002 to 2004, he managed day-to-day operations of the Angelo and Maxie’s steakhouse concept. Mr. Hilario began his career at McDonald’s and has held various financial roles within the company. He received a Bachelor of Science and Commerce degree from Santa Clara University in 1990.
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Director Qualifications:   We believe Mr. Hilario’s qualifications to serve on the Board include his extensive knowledge and experience in the restaurant industry and as an executive in public companies, his knowledge of licensing and franchising of restaurants, as well as his years of working at fine dining concepts and managing food and beverage hospitality operations.

Jonathan Segal — Executive Chairman of the Board of Directors and Director of Business Development
Jonathan Segal, age 58, has served as a Class III member of our Board since October 16, 2013. Mr. Segal brings over 35 years of experience in developing and operating hotels, bars and hospitality projects to the Company. Mr. Segal served as Chief Executive Officer of the Company from 2004 until October 30, 2017. He co-founded the Company in 2004 in order to open ONE, a pioneering restaurant in the Meatpacking District of New York. Mr. Segal began his career in the hospitality industry at age 16 with his family’s company, currently known as The Modern Group in Jersey, Channel Islands, U.K., formerly the largest leisure company in the Channel Islands. In June 2013, Jonathan won an Ernst &Young Entrepreneur of the Year 2013 New York award and was a finalist for the national award in November 2013.
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Director Qualifications:   We believe Mr. Segal’s qualifications to serve on the Board include his role as founder and former Chief Executive Officer of the Company, his extensive knowledge and experience in the restaurant industry and his leadership, strategic guidance and operational vision.

Michael Serruya — Director
Michael Serruya, age 54, has served as a Class I member of our Board since October 27, 2013 and as Non-Executive Chairman of our Board from October 27, 2013 until October 30, 2017. Mr. Serruya has served as a director of Second Cup Inc. since 2017. Mr. Serruya was also President, Chief Executive Officer and Chairman of CoolBrands’ predecessor, Yogen Früz World-Wide Inc. Mr. Serruya was Chairman and Chief Executive Officer of Kahala Brands until July 2016 and is currently Chairman and Chief Executive Officer of Serruya Private Equity.
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Director Qualifications:   We believe Mr. Serruya’s qualifications to serve on the Board include his business experience, including a diversified background as an executive and in operational roles in both public and private companies, and as a board member of several public companies, gives him a breadth of knowledge and valuable understanding of our business.

Eugene M. Bullis — Director
Eugene M. Bullis, age 73, has served as a Class II member of our Board since August 12, 2014. Mr. Bullis has served as Chair of the Audit Committee of Ambac Financial Group, Inc. from May 2013 to May 2016, and has served as a Member of the Board of Governors of The Doctors Company since December 2010. From November 2015 to November 2016, Mr. Bullis served as the Executive Vice President and Interim Chief Financial Officer of The Hanover Insurance Group, Inc., where he held the same position from 2007 until retirement in 2010. Prior to joining The Hanover Insurance Group, Inc., Mr. Bullis served as Executive Vice President and Chief Financial Officer of Conseco, Inc. from May 2002 to May 2007. Previously, Mr. Bullis served in a number of senior financial officer roles primarily in technology-related businesses, including Chief Financial Officer of Wang Laboratories, Inc. Mr. Bullis began his career with a predecessor firm of what is now Ernst & Young LLP, where he advanced to audit partner. Mr. Bullis received an A.B. in Business Administration from Colby College in 1967.

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Director Qualifications:   We believe Mr. Bullis’ qualifications to serve on the Board include his considerable financial experience, including his background in audit and his familiarity with compliance, finance and regulatory requirements, as well as his experience as an executive in both public and private companies and as a board member of public companies.

Dimitrios Angelis — Director
Dimitrios Angelis, age 49, has served as a Class I member of our Board since March 28, 2019. Mr. Angelis has been the Principal at Life Sciences Legal since October 2015, serving as outside general counsel on all legal matters to several biotech, pharmaceutical, and medical device companies. Before joining Life Sciences Legal, Mr. Angelis was on the Board of Directors of OTI Inc. (NASDAQ: OTIV) from December 2012 to August 2015, including having served as Chairman of the Board for most of the time during that period. Mr. Angelis was also CEO of OTI America, Inc. from January 2014 to August 2015. Prior to his business leadership role at On Track Innovations, he served as General Counsel and Corporate Secretary at Wockhardt, Inc. from October 2012 to December 2013, Senior Counsel at Dr. Reddy’s Laboratories, Inc. from October 2008 to October 2012, and Chief Legal Officer at Osteotech, Inc. from February to October 2008. Mr. Angelis was formerly a director at Actavis Inc. from August 2004 to November 2007. He began his career at Mayer, Brown, LLP as a Corporate Associate. Mr. Angelis currently serves as a director of Digirad Corporation (NASDAQ: DRAD) and AmeriHoldings (NASDAQ: AMRH). He holds a Bachelor of Arts degree from Boston College, a Master of Arts from California State University, and a Juris Doctorate from New York University School of Law.
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Director Qualifications:   We believe Mr. Angelis’ qualifications to serve on the Board include his 15 years of legal and corporate governance experience, including his background and experience as an executive and board member of several public companies.

Committees of the Board of Directors and Meetings
Meeting Attendance.   During the fiscal year ended December 31, 2018, the Board met a total of five times, and the various committees of the Board met a total of seven times. Mr. Serruya attended three of the five (60%) board meetings. No other incumbent director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during 2018. The Board has adopted a policy under which each member of the Board is strongly encouraged but not required to attend each annual meeting of our stockholders. Jonathan Segal, Michael Serruya, Emanuel P.N. Hilario, Kin Chan, Dimitrios Angelis, and Eugene M. Bullis attended our annual meeting of stockholders in 2018.
Audit Committee.   Our Audit Committee met four times in 2018. This committee currently has three members, Messrs. Bullis (Chair), Angelis and Serruya. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the SEC and by NASDAQ, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Bullis is an “audit committee financial expert,” as defined in Item 407 of Regulation S-K. A copy of the Audit Committee’s written charter is publicly available on our website at www.togrp.com.
Compensation Committee.   Our Compensation Committee met twice in 2018. This committee currently has three members, Messrs. Angelis (Chair), Bullis and Serruya. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2013 Employee, Director and Consultant Equity Incentive Plan (“Equity Incentive Plan”). The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and his compensation without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by NASDAQ.

In establishing compensation amounts for executives, the Compensation Committee seeks to provide compensation that is competitive in light of current market conditions and industry practices. Accordingly, the Compensation Committee annually reviews market data comprising proxy-disclosed data from peer companies and information from nationally recognized published surveys for the restaurant industry, adjusted for size. The market data helps the committee gain perspective on the compensation levels and practices at the peer companies and to assess the relative competitiveness of the compensation paid to the Company’s executives. The market data guides the Compensation Committee in its efforts to set executive compensation levels and program targets at competitive levels for comparable roles in the marketplace. The Compensation Committee then takes into account other factors, such as the importance of each executive officer’s role to the Company, individual expertise, experience, and performance, retention concerns and relevant compensation trends, in making its final compensation determinations.
The Compensation Committee’s independent compensation consultant during fiscal year 2018 was Frederic W. Cook & Co. (“Cook & Co.”). Cook & Co. was previously engaged by, and reported directly to, the Compensation Committee, which has the sole authority to hire or fire Cook & Co. and to approve fee arrangements for work performed. Cook & Co. assisted the Compensation Committee in fulfilling its responsibilities under its charter, including advising on equity incentive compensation grants to employees, including officers. The Compensation Committee authorized Cook & Co. to interact with management on behalf of the Compensation Committee, as needed in connection with advising the Compensation Committee, and Cook & Co. was included in discussions with management.
It is the Compensation Committee’s policy that the Chair of the Compensation Committee or the full Compensation Committee pre-approve any additional services provided to management by an independent compensation consultant.
The Compensation Committee reviews the performance of each named executive officer in light of the above factors and determines whether the named executive officer should receive any increase in base salary or receive a discretionary equity award based on such evaluation. During 2018, the Compensation Committee did not adhere to a formula or other quantitative measures with respect to compensation but rather relied on qualitative and subjective evaluations to determine the appropriate levels of compensation for our named executive officers.
A copy of the Compensation Committee’s written charter is publicly available on our website at www.togrp.com.
Nominating and Governance Committee.   Our Nominating and Governance Committee met one time in 2018 and currently has two members, Messrs. Serruya (Chair) and Bullis. The Nominating and Governance Committee’s role and responsibilities are set forth in the Nominating and Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates for election to the Board, and evaluating current Board members’ performance. All members of the Nominating and Governance Committee qualify as independent under the definition promulgated by NASDAQ.
If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.
In addition, under our current corporate governance policies, the Nominating and Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors and officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee under our corporate governance policies, it should submit such recommendation in writing to: The ONE Group Hospitality, Inc., c/o Corporate Secretary, Nominating and Governance Committee, 411 W. 14th Street, 2nd Floor, New York, NY 10014.
The Nominating and Governance Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the Board and its committees.
A copy of the Nominating and Governance Committee’s written charter is publicly available on the Company’s website at www.togrp.com.
Board Leadership Structure and Role in Risk Oversight
Our Board consists of five members.
In accordance with our Amended and Restated Certificate of Incorporation, our Board is divided into three classes with staggered three-year terms. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The authorized number of directors may be changed by resolution of the Board. Vacancies on the Board can be filled by resolution or a majority vote of the remaining directors then in office, even if less than a quorum, or by a sole remaining director of the Board. Our principles of corporate governance give the Board the authority to choose whether the roles of Executive Chairman of the Board and Chief Executive Officer are held by one person or two persons. Our principles also give the Board the authority to change this policy if it deems it best for the Company at any time. Currently, two separate individuals serve in the positions of Chief Executive Officer and Executive Chairman of the Board of the Company.
Our Board currently has three independent members and two non-independent members, one of whom is our Chief Executive Officer. We believe that the number of independent, experienced directors that make up our Board benefits our Company and our stockholders. All of our independent directors have demonstrated leadership in other organizations and are familiar with board of director processes.
Messrs. Serruya and Angelis are Class I directors and their term will expire at our 2020 annual meeting of stockholders. Mr. Bullis is a Class II director and his term will expire at our 2021 annual meeting of stockholders. Messrs. Hilario and Segal are Class III directors and their term will expire at our 2019 annual meeting of stockholders.
Our management is principally responsible for defining the various risks facing the Company, formulating risk management policies and procedures, and managing our risk exposures on a day-to-day basis. The Board’s principal responsibility in this area is to ensure that sufficient resources, with appropriate technical and managerial skills, are provided throughout the Company to identify, assess and facilitate processes and practices to address material risk and to monitor our risk management processes by informing itself concerning our material risks and evaluating whether management has reasonable controls in place to address the material risks. The involvement of the Board in reviewing our business strategy is an integral aspect of its assessment of management’s tolerance for risk and also its determination of what constitutes an appropriate level of risk for the Company.
Although the full Board has overall responsibility for risk oversight, the Board may elect to delegate oversight responsibility related to certain committees, which in turn would then report on the matters discussed at the committee level to the full Board. For instance, an audit committee could focus on the material risks facing the Company, including operational, market, credit, liquidity and legal risks and a compensation committee could be charged with reviewing and discussing with management whether our compensation arrangements are consistent with effective controls and sound risk management.

Stockholder Communications to the Board of Directors
Generally, stockholders who have questions or concerns should contact our Investor Relations contact at 646-624-2400. However, any stockholders who wish to address questions regarding our business directly with the Board, or any individual director, should direct his or her questions in writing to the Board at The ONE Group Hospitality, Inc., 411 W. 14th Street, 2nd Floor, New York, NY 10014, Attn: Corporate Secretary. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any outside director upon request.
Executive Officers
The following table sets forth certain information regarding our executive officers who are not also directors. We have employment agreements with Jonathan Segal and Emanuel P.N. Hilario.
Name	Age	Positions
Tyler Loy	39	Chief Financial Officer
Linda Siluk	62	Chief Administrative Officer
Celeste Fierro	51	Vice President of Special Events
Tyler Loy — Chief Financial Officer
Tyler Loy has served as the Chief Financial Officer of the Company since April 1, 2019. Mr. Loy served as the Company’s Vice President of Strategy from September 24, 2018 until April 1, 2019. Before joining the Company, Mr. Loy was the Vice President of Finance for Pacific Bells, a Taco Bell and Buffalo Wild Wings franchisee, from 2016 to 2018, and held various finance and channel leadership roles culminating as the Vice President of Catering at Einstein Noah Restaurant Group from 2011 to 2016.
Linda Siluk — Chief Administrative Officer
Linda Siluk has served as the Chief Administrative Officer of the Company since April 1, 2019 and served as Interim Chief Financial Officer of the Company from May 16, 2017 until April 1, 2019. Prior to joining the Company, Ms. Siluk served as the Senior Vice President and Chief Accounting Officer for Fairway Group Holdings, Corp. from June 2015 to February 2017, as the Vice President and Finance and Chief Accounting Officer from October 2011 to June 2015, and as Senior Project Manager from August 2009 to October 2010. Prior to her experience at Fairway, Ms. Siluk served as the Chief Financial Officer at Drug Fair from October 2008 to May 2009. From September 2006 to April 2008, Ms. Siluk was the Senior Vice President, Finance at Ann Taylor. Ms. Siluk received her B.S. in Business Administration from Montclair State College. Ms. Siluk is a certified public accountant.
Celeste Fierro — Vice President of Offsite Special Events
Celeste Fierro served as our Senior Vice President of Marketing, Sales and Events from February 19, 2014 until October 1, 2018, when she became the Vice President of Offsite Special Events. Prior to that time and since 2004, Ms. Fierro served as Senior Vice President of Operations, and in such capacity oversaw all operations of the Company. Ms. Fierro was a founding partner of the Company in 2004 along with Mr. Segal. Prior to joining the Company, Ms. Fierro was an event planner in New York City and founded Cititaste Events, a company which planned events for clients and events such as the Annual All-Star Games of Major League Baseball, the National Football League, the Pro-Bowl, the Cystic Fibrosis Foundation and American Express.
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2017 and 2018 to (i) our President and Chief Executive Officer and (ii) our next two most highly compensated executive officers who earned more than $100,000 and served as executive officers during the fiscal year ended 2018.

Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Total
Emanuel P.N. Hilario(3) President and Chief Executive Officer	2018	$458,654	$156,938	$—	$—	$615,592
	2017	$70,701	$4,777(4)	$426,000	$156,000	$657,478
Jonathan Segal(5) Director of Business Development	2018	$356,731	$109,594	$—	$—	$466,325
	2017	$548,846	$32,813(4)	$—	$—	$581,659
Linda Siluk(6) Chief Administrative Officer (former Interim Chief Financial Officer)	2018	$336,594	$60,390	$—	$—	$396,984
	2017	$215,044	$12,856(4)	$74,550	$—	$302,450
Celeste Fierro(7) Vice President of Offsite Special Events	2018	$327,236	$46,683	$—	$—	$373,919
	2017	$357,375	$18,250	$213,000	$215,000	$803,625

(1)
These amounts represent the aggregate grant date fair value for stock grants awarded in 2018 and 2017, respectively, computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The grant date fair value of these awards, restricted stock units (“RSUs”) assuming the maximum potential value is achieved was $0 and $426,000 for Emanuel P.N. Hilario in 2018 and 2017, respectively; $0 and $74,550 for Linda Siluk in 2018 and 2017, respectively; and $0 and $213,000 for Celeste Fierro in 2018 and 2017, respectively.

(2)
The amounts in this column represent the aggregate grant date fair value of stock options granted to the named executive officer in the applicable fiscal year computed in accordance with FASB ASC Topic 718. These amounts do not correspond to the actual value that will be recognized by the named executive officers. The grant date fair value of the performance-based options is determined based on the probable outcome of such performance conditions as of the grant date.

The grant date fair value of the stock options assuming the maximum potential value is achieved was $156,000 for Mr. Hilario in 2017. For Mr. Hilario we estimated the fair value of 300,000 stock options granted October 30, 2017 using a Black-Scholes option pricing model utilizing the following assumptions: (i) expected volatility: 38%, (ii) expected term of option: 5.0 years, (iii) risk-free interest rate: 2.0%, (iv) expected dividend yield: 0%, and (v) weighted average grant date fair value $0.52.
The grant date fair value of the stock options assuming the maximum potential value is achieved was $215,000 for Ms. Fierro in 2017. For Ms. Fierro we estimated the fair value of 250,000 stock options granted May 15, 2017 using a Black-Scholes option pricing model utilizing the following assumptions: (i) expected volatility: 38%, (ii) expected term of option: 6.5 years, (iii) risk-free interest rate: 1.86%, (iv) expected dividend yield: 0%, and (v) weighted average grant date fair value $0.87.
(3)
Mr. Hilario was appointed our President and Chief Executive Officer on October 30, 2017.

(4)
75% of bonus amounts for 2018 were paid in cash and 25% were paid in RSUs based on the grant date fair value of the shares underlying the RSUs. The RSUs vest on the first anniversary of the grant date.

(5)
Mr. Segal resigned as our President and Chief Executive Officer and was appointed our Director of Business Development on October 30, 2017.

(6)
Ms. Siluk was appointed our Interim Chief Financial Officer on May 16, 2017. She resigned from that position and was appointed Chief Administrative Officer on April 1, 2019.

(7)
Ms. Fierro was appointed our Senior Vice President of Marketing, Sales and Events on February 19, 2014. She resigned from that position and was named Vice President of Offsite Special Events on October 1, 2018.

Employment Agreements with Executive Officers
President and Chief Executive Officer
Emanuel P.N. Hilario serves as our President and Chief Executive Officer pursuant to an employment agreement dated October 30, 2017 (“Hilario Agreement”). The Hilario Agreement provides for a term of three years, with such term automatically extending for additional one-year periods unless either party provides 90 days written notice prior to the commencement of the renewal term. Mr. Hilario initially received an annual base salary of  $450,000, and thereafter he is entitled to receive increases (but no decreases) in his base salary as determined by the Company’s Board or Compensation Committee. In addition, Mr. Hilario is eligible to receive a bonus for each calendar year during the term of the Hilario Agreement in an amount targeted at 50% of his then-effective annual base salary, based in part upon achievement of individual and corporate performance objectives determined by the Board. Mr. Hilario will be eligible to receive a bonus in excess of the targeted bonus if the Company’s performance exceeds 100% of the targeted goals, and a bonus below the target amount will be paid if actual performance equals at least a minimum threshold, each as approved by the Board in consultation with Mr. Hilario when annual performance goals are established. Whether Mr. Hilario receives a bonus, and the amount of the bonus, will be determined by the Board in its sole absolute discretion, except that any portion of the bonus that the Board determines to be based on targeted goals will be considered non-discretionary and payable based on achievement of the goals. Pursuant to the Hilario Agreement, the Company granted to Mr. Hilario pursuant to the Company’s Equity Incentive Plan: (a) 71,000 fully vested shares of the Company’s common stock, (b) an option to purchase 300,000 shares of the Company’s common stock, which vests ratably over three years, at a per share exercise price of  $1.42 (the “Closing Price”); and (c) 300,000 RSUs that vest ratably over three years; provided that the RSUs may vest earlier as follows: (i) 100,000 RSUs vest on the date that the Average Closing Price (defined below) is 50% greater than the Closing Price, (ii) 100,000 RSUs vest on the date that the Average Closing Price is 75% greater than the Closing Price, and (iii) 100,000 RSUs vest on the date that the Average Closing Price is 100% greater than the Closing Price. As used in the Hilario Agreement, “Average Closing Price” is the average closing price of the Company’s common stock measured over 10 consecutive trading days. The stock option and the RSUs are subject to the terms and conditions of the Equity Incentive Plan and, respectively, a stock option agreement and a restricted stock unit award agreement. Mr. Hilario is eligible to participate in the Company’s 401(k) plan, health plans and other benefits on the same terms as other salaried employees, and for so long as his primary residence is in Denver, Colorado, the Company will reimburse Mr. Hilario for his reasonable out-of-pocket expenses, accommodation in New York, and for round-trip coach tickets for travel to and from New York.
Noncompetition; Nonsolicitation
Under the Hilario Agreement, for a period of 18 months after the date on which his employment is terminated for any reason, Mr. Hilario is prohibited from (a) engaging in any Competing Business within any geographic area where the Company or its subsidiaries conducts, or plans to conduct, business at the time of his termination, (b) persuading or attempting to persuade any Customer, Prospective Customer or Supplier to cease doing business with an Interested Party or reduce the amount of business it does with an Interested Party, (c) persuading or attempting to persuade any Service Provider to cease providing services to an Interested Party, or (d) soliciting for hire or hiring for himself or for any third party any Service Provider unless such person’s employment was terminated by the Company or any of its affiliates or such person responded to a “blind advertisement”. All capitalized terms in this paragraph have the respective meanings set forth in the Hilario Agreement.
Termination
If the Hilario Agreement is terminated by the Company for cause, or by the executive without good reason, or due to his death or disability, the Company must pay him or his estate any earned but unpaid salary, any unpaid portion of the bonus from the prior year, any accrued vacation time, any vested benefits he may have under any employee benefit plan, and any unpaid expense reimbursement accrued through the date of termination (the “Hilario Accrued Obligations”).
If the Hilario Agreement is terminated (i) by the Company without cause or (ii) by the executive for good reason, the Company must pay Mr. Hilario: (1) the Hilario Accrued Obligations earned through the date of termination; (2) an amount of his base salary equal to his current base salary over an 18 month period, such payments to be made in accordance with Company’s normal payroll practices, less all customary and required taxes and employment-related deductions; (3) an amount of his bonus compensation equal to a monthly amount equal to one-twelfth of the target bonus for an 18 month period, based on year-to-date performance as determined by the Board in good faith, payable when other senior executives receive their annual bonuses for such year, and in no event later than March 15 of the year following the year in which the termination occurs (to the extent milestones for such bonus have not yet been agreed upon as of the termination, reference will be made to the milestones established for the prior year); (4) any equity awards that vest over time and are unvested as of the termination date will be accelerated such that the portion of the equity awards that would have vested in the following 18 month period will vest as of the termination date; and (5) an amount equal to the “COBRA” premium for as long as Mr. Hilario, and if applicable, Mr. Hilario’s dependents are eligible for COBRA, subject to a maximum of 18 months.
Notwithstanding anything in the Hilario Agreement to the contrary, if Mr. Hilario’s employment is terminated within 24 months following a change of control and upon the fulfillment of certain other conditions, Mr. Hilario is entitled to receive his severance in a lump sum.
Director of Business Development
Jonathan Segal serves as our Director of Business Development pursuant to an amended and restated employment agreement dated October 30, 2017 (“Segal Agreement”). The Segal Agreement provides for a term of three years, with such term automatically extending for additional one year periods unless either party provides 90 days written notice prior to the commencement of the renewal term. Mr. Segal initially received an annual base salary of  $350,000, and thereafter he is entitled to receive such increases (but no decreases) in his base salary as the Board or compensation committee thereof may approve in its sole discretion from time to time, but not less than annually. In addition, Mr. Segal is eligible to receive a bonus for each calendar year during the term of the Segal Agreement in an amount targeted at 75% of his then-effective annual base salary, based in part upon achievement of individual and corporate performance objectives as determined by the Board. Mr. Segal will be eligible to receive a bonus in excess of the targeted bonus if the Company’s performance exceeds 100% of the targeted goals, and a bonus below the target amount will be payable if actual performance equals at least a minimum threshold, each as approved by the Board in consultation with Mr. Segal at the time the annual performance goals are established. Whether Mr. Segal receives a bonus, and the amount of any such bonus, will be determined by the Board in its sole discretion, except that any portion of the bonus that the Board determines to be based on targeted goals will be considered non-discretionary and payable based on achievement of such goals. Mr. Segal is eligible to participate in the Company’s 401(k) plan, health plans and other benefits on the same terms as other salaried employees.
Noncompetition; Nonsolicitation
Under the Segal Agreement, for a period of 24 months after the date on which his employment is terminated for any reason, Mr. Segal is prohibited from (a) engaging in any Competing Business within any geographic area where the Company or its subsidiaries conducts, or plans to conduct, business at the time of his termination, (b) persuading or attempting to persuade any Customer, Prospective Customer or Supplier to cease doing business with an Interested Party or reduce the amount of business it does with an Interested Party, (c) persuading or attempting to persuade any Service Provider to cease providing services to an Interested Party, or (d) soliciting for hire or hiring for himself or for any third party any Service Provider unless such person’s employment was terminated by the Company or any of its affiliates or such person responded to a “blind advertisement”. All capitalized terms in this paragraph have the respective meanings set forth in the Segal Agreement.
Termination
If the Segal Agreement is terminated by the Company for cause, or by Mr. Segal without good reason, the Company must pay him any earned but unpaid salary, any unpaid portion of the bonus from the prior year, any accrued vacation time, any vested benefits he may have under any employee benefit plan, and any unpaid expense reimbursement accrued through the date of termination (the “Segal Accrued Obligations”).

If the Segal Agreement is terminated (i) by the Company without cause or (ii) by the executive for good reason, then the Company must pay Mr. Segal: (1) the Segal Accrued Obligations earned through the date of termination; (2) an amount of his base salary equal to his current base salary over a 24 month period, such payments to be made in accordance with Company’s normal payroll practices, less all customary and required taxes and employment-related deductions; (3) an amount of his bonus compensation equal to a pro rata portion of the bonus for the year in which the termination occurs, based on year-to-date performance as determined by the Board in good faith, payable when other senior executives receive their annual bonuses for such year, and in no event later than March 15 of the year following the year in which the termination occurs (to the extent milestones for such bonus have not yet been agreed upon as of the termination, reference will be made to the milestones established for the prior year); and (4) an amount equal to the “COBRA” premium for as long as Mr. Segal and, if applicable, Mr. Segal’s dependents are eligible for COBRA, subject to a maximum of 18 months.
If Mr. Segal’s employment is terminated as a result of his death or disability, the Company must pay him or his estate, as applicable, (1) the Segal Accrued Obligations earned through the date of termination and (2) a portion of the bonus that he would have been eligible to receive for days employed by the Company in the year in which his death or disability occurs, determined by multiplying (x) the bonus based on the actual level of achievement of the applicable performance goals for such year, by (y) a fraction, the numerator of which is the number of days up to and including the date of termination, and the denominator of which is 365, such amount to be paid in the same time and the same form as the bonus otherwise would be paid. In the event of the death or disability, vested options held by Mr. Segal may be exercised by him or his survivors, as applicable, to the extent exercisable at the time of death for a period of one year from the time of death or disability.
If Mr. Segal’s employment is terminated within 12 months following a change in control and upon the fulfillment of certain other conditions, then (1) notwithstanding the vesting and exercisability schedule in any stock option agreement between the Company and Mr. Segal, all unvested stock options granted by the Company to Mr. Segal will immediately vest and become exercisable and remain exercisable for not less than 360 days thereafter, and (2) Mr. Segal will be entitled to receive his severance; provided, however, that if such lump sum severance payment, either alone or together with other payments or benefits, either cash or non-cash, that the executive has the right to receive from the Company, including, but not limited to, accelerated vesting or payment of any deferred compensation, options, stock appreciation rights or any benefits payable to the executive under any plan for the benefit of employees, would constitute an “excess parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986), then such lump sum severance payment or other benefit will be reduced to the largest amount that will not result in receipt by the executive of an excess parachute payment. The determination of the amount of the payment described in this subsection will be made by the Company’s independent auditors at the sole expense of the Company. For purposes of clarification the value of any options described above will be determined by the Company’s independent auditors using a Black-Scholes valuation methodology.
Chief Administrative Officer (Former Interim Chief Financial Officer)
Linda Siluk served as our Interim Chief Financial Officer from May 16, 2017 until April 1, 2019, when she was appointed Chief Administrative Officer. As interim Chief Financial Officer, Ms. Siluk received a monthly salary of  $27,500 and a grant of 35,000 RSUs to vest upon the achievement of certain mutually agreed upon objectives or on a pro-rata basis over a five year term. Effective April 1, 2019, Ms. Siluk’s base annual salary as Chief Administrative Officer is $230,000, and she is eligible to receive a cash bonus for each calendar year targeted at 40% of her base salary plus an amount equal to one week of salary, based upon achievement of individual and corporate performance objectives as determined by the Board. On March 26, 2019, the Company granted Ms. Siluk 30,000 RSUs under the Equity Incentive Plan that will vest annually and ratably over three years or earlier upon a change of control of the Company. If Ms. Siluk’s employment is terminated in connection with a change of control for a reason other than cause, the Company will pay Ms. Siluk her salary for 26 weeks following the termination in accordance with the Company’s payroll practices.

Vice President of Special Events (Former Senior Vice President of Marketing, Sales and Events)
Celeste Fierro served as our Senior Vice President of Marketing, Sales and Events from February 19, 2014 until October 1, 2018, when she became the Vice President of Offsite Special Events. Ms. Fierro’s annual salary in 2017 was $365,000 and on March 29, 2017, she received a one-time discretionary bonus of $17,067 for her performance in overseeing certain catering events, which increased sales of the Company. On April 8, 2016, Ms. Fierro was granted 125,000 RSUs vesting ratably over five years beginning on April 8, 2017. On May 16, 2017, Ms. Fierro was granted (i) 250,000 incentive stock options to purchase 250,000 shares of our common stock and 100,000 RSUs, both vesting ratably over five years beginning on May 16, 2019; and (ii) 50,000 RSUs vesting upon certain performance goals being met.
Outstanding Equity Awards at Fiscal Year-End
The following table provides information as to equity awards held by each of the named executive officers of the Company at December 31, 2018.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Emanuel P.N. Hilario	100,000(1)	200,000	—	$1.42	10/30/2027	—	—	—		$—
Linda Siluk	—	—	—	—	—	28,000(7)	$85,960	—	$	___
Celeste Fierro	200,000(2)	50,000	—	$4.85	6/5/2024	75,000(8)	$230,250	—	$	___
	50,000(3)	200,000	—	$2.13	5/15/2027	80,000(9)	$245,600	—	$	___
Jonathan Segal	397,008(4)	—	—	$5.00	10/16/2023	—	—	150,000(10)		$460,500
	79,402(5)	—	—	$5.00	10/16/2023	—	—	—		—
	—	—	500,000(6)	$2.73	4/8/2026	—	—	—		—

(1)
The option for 300,000 shares vests ratably over three years beginning October 30, 2017.

(2)
The option for 250,000 shares vested ratably over five years beginning June 5, 2014.

(3)
The option for 250,000 shares vests ratably over five years beginning on May 16, 2017.

(4)
The option for 511,052 shares vested ratably over five years beginning on October 16, 2013. However, on February 27, 2016, 114,044 of the option shares were forfeited upon the expiration of the Company’s publicly traded warrants.

(5)
Up to 20% of the option for 511,052 shares will vest upon the achievement of certain annual performance milestones to be set by the Company each year for a five year period commencing with the 2014 fiscal year. However, on February 27, 2016, 114,044 of the option shares were forfeited upon the expiration of the Company’s publicly traded warrants.

(6)
The option for 500,000 shares will vest upon the last day of the quarter in which the closing price of our common stock reaches $5.00, $5.50 and $6.00 for ten consecutive trading days in the quarter, with 33% vesting at each respective price.

(7)
The RSUs for 35,000 shares vests ratably over five years beginning on May 16, 2017.

(8)
The RSUs for 125,000 shares vests ratably over five years beginning on April 8, 2016.

(9)
The RSUs for 100,000 shares vests ratably over five years beginning on May 16, 2017.

(10)
The RSUs for 100,000 shares will vest upon the last day of the quarter in which the closing price of our common stock reaches $5.00, $5.50 and $6.00 for ten consecutive trading days in the quarter, with 33% vesting at each respective price.

Compensation of Directors
Each non-employee director in 2018 received stock grants equal to $40,000 at the fair market value on June 4, 2018, and $40,000 in director fees for the fiscal year ended December 31, 2018. The Company reimburses all directors for reasonable expenses incurred traveling to and from Board meetings. The Company does not pay employee directors any compensation for services as a director. Non-employee directors who serve as chair of any committees earn an additional $10,000 per annum for such services.
The following table sets forth the compensation paid or earned for the fiscal year ended December 31, 2018 to our non-employee directors.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Michael Serruya	$50,000	$40,000	$90,000
Eugene M. Bullis	$50,000	$40,000	$90,000
Kin Chan(3)	$—	$—	$—
Dimitrios Angelis(4)	$30,000	$40,000	$70,000

(1)
Each non-employee director in 2018 was paid a director’s fee of  $40,000 for the fiscal year ended December 31, 2018. A $10,000 committee chair fee was paid to Michael Serruya, Chair of the Nominating and Governance Committee, and Eugene M. Bullis, Chair of the Audit Committee.

(2)
Each non-employee director in 2018 received 16,393 shares of common stock of the Company at the fair market value on June 4, 2018.

(3)
Kin Chan did not receive Board fees. He resigned from the Board effective January 29, 2019.

(4)
Dimitrios Angelis was elected to the Board on March 1, 2018. His cash compensation for 2018 was set at $30,000 to reflect his partial year of service.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2018, with respect to compensation plans under which equity securities of the Company are authorized for issuance. For a description of the terms of the Company’s equity compensation plan, please see “Amendments to 2013 Employee, Director and Consultant Equity Incentive Plan (Notice Item 4).”
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants or rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	2,765,209	$3.29	596,951
Equity compensation plans not approved by security holders	—	—	—

REPORT OF AUDIT COMMITTEE
The Audit Committee of the Board, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report.
The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. The Audit Committee’s role and responsibilities are set forth in the charter adopted by the Board, which is available on our website at www.togrp.com. The Audit Committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Plante Moran, P.C. In fulfilling its responsibilities for the financial statements for fiscal year December 31, 2018, the Audit Committee took the following actions:
•
Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2018 with management and Plante Moran, P.C., our independent registered public accounting firm;

•
Discussed with Plante Moran, P.C. the matters required to be discussed in accordance with Auditing Standard No. 1301, Communications with Audit Committees; and

•
Received written disclosures and the letter from Plante Moran, P.C. regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board, and the Audit Committee further discussed with Plante Moran, P.C. their independence.

The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
Based on the Audit Committee’s review of the audited financial statements and discussions with management and Plante Moran, P.C., the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K, for the fiscal year ended December 31, 2018 for filing with the SEC.
Members of The ONE Group Hospitality, Inc.
Audit Committee
Eugene M. Bullis
Michael Serruya
Dimitrios Angelis

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in the ownership of our common stock and other equity securities. Such persons are required to furnish us copies of all Section 16(a) filings.
Based solely upon a review of the copies of the forms furnished to us, our records reflect that all reports required to be filed in 2018 pursuant to Section 16(a) of the Exchange Act were filed on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Our Audit Committee reviews all transactions in excess of  $120,000 between us and a related person, which includes nominees for directors, directors and executive officers and their immediate families and stockholders who beneficially own more than five percent of our outstanding shares of common stock. For its review, the Audit Committee obtains relevant information, including through the review of director and officer questionnaires. In some circumstances, the authority to review and approve or disapprove a transaction is delegated to our Audit Committee chair. The Audit Committee or its chair may approve a related party transaction only after a determination that the transaction is in, or not inconsistent with, the best interests of us and our stockholders, taking into account necessary facts and circumstances. These facts and circumstances will typically include the benefits of the transaction to us; the impact on a director’s independence if the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of the Audit Committee may participate in any review, consideration or approval of any related party transaction with respect to which the member or the member’s immediate family has an interest.
Lease Guarantees
Mr. Segal is the Executive Chairman of the Board, the Director of Business Development and a principal stockholder of the Company. As of April 22, 2019, Mr. Segal beneficially owned approximately 26% of our issued and outstanding common stock. Mr. Segal is a limited personal guarantor of the leases for the STK Miami premises with respect to certain covenants under the lease relating to construction of the new premises and helping the landlord obtain a new liquor license for the premises in the event of termination of the lease. Mr. Segal is a limited personal guarantor of the leases for the Bagatelle New York premises with respect to JEC II, LLC’s payment and performance under the lease.
Personal Interests in Subsidiaries
Mr. Segal currently owns 100% of Hip Hospitality LLC, which owns 10% of Bagatelle America, LLC (“Bagatelle America”). Bagatelle America is the Manager of our Bagatelle Little West 12th LLC subsidiary, which owns and operates our Bagatelle — NY restaurant. As Manager, Bagatelle America receives an annual management fee of 5% of the Adjusted Gross Revenue (as defined in the management agreements with each subsidiary). Bagatelle America is also the holder of the trademark for “Bagatelle,” which it licenses royalty free to Bagatelle La Cienega, LLC and Bagatelle Little West 12th LLC.
Ms. Fierro owns 5.19% of Little West 12th, LLC, which currently owns and operates our STK Downtown restaurant.
Director Nominations
We have arrangements with two stockholders — Argyle Street Management Limited and David Kanen and Kanen Wealth Management LLC (collectively, the “Kanen Group”) — under which each of those stockholders may nominate a director for election to our Board (a “Designee”), subject to continued share ownership. Those arrangements are described above under “MANAGEMENT AND CORPORATE GOVERNANCE, Board of Directors”. The Kanen Group also agreed to certain customary standstill provisions until the earliest to occur of  (i) the end of the term for which a Designee is appointed (or such longer period as the Designee or, in certain circumstances, a replacement director selected pursuant to the agreement, continues to serve on the Board) and (ii) five business days after such date, if any, that the Kanen Group provides written notice to the Company that the Company materially breached any of its commitments under its agreement and where the Company has not cured such breach within 15 business days after such written notice. The standstill provisions generally prohibit the Kanen Group and its affiliates from taking specified actions during the standstill period with respect to the Company and its securities, including, among others: (i) soliciting or participating in the solicitation of proxies; (ii) joining any other “group” or becoming party to any voting arrangement or agreement; (iii) seeking or encouraging others to submit nominations for the election or removal of directors; or (iv) calling any meeting of stockholders, including by written consent, subject to certain conditions. During the standstill period, the Kanen Group has also agreed to vote its shares in favor of the Company’s nominees of existing directors for election to the Board and in accordance with any recommendations of the Board on certain other matters.

ELECTION OF DIRECTORS

(Notice Item 1)
On March 26, 2019, the Board nominated Emanuel P.N. Hilario and Jonathan Segal for election at the annual meeting for a term of three years to serve until the 2022 annual meeting of Stockholders. The Board currently consists of five members, classified into three classes as follows: Jonathan Segal and Emanuel P.N. Hilario constitute a class with a term ending in 2019; Michael Serruya and Dimitrios Angelis constitute a class with a term ending in 2020; and Eugene M. Bullis constitutes a class with a term ending in 2021. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.
Unless authority to vote for these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Hilario and Segal as directors. If either nominee becomes unable or unwilling to serve, the shares represented by your proxy will be voted for the election of a person the Board recommends in that nominee’s place. We have no reason to believe that the nominees will be unable or unwilling to serve as directors.
Required Vote
A plurality of the shares voted for each nominee at the annual meeting is required to elect such nominee as a director.
Recommendation
THE BOARD RECOMMENDS THE ELECTION OF EMANUEL P.N. HILARIO AND JONATHAN SEGAL AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Notice Item 2)
The Audit Committee has appointed Plante Moran, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Grant Thornton was our independent registered public accounting firm for the fiscal year ended December 31, 2017, and reviewed our quarterly financial statements through the first two quarters of 2018. We expect that representatives of Plante Moran, P.C. will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
In deciding to appoint Plante Moran, P.C., the Audit Committee reviewed auditor independence issues and existing commercial relationships with Plante Moran, P.C. and concluded that Plante Moran, P.C. has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2019.
Effective October 4, 2018, the Audit Committee approved the engagement of Plante & Moran, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018 and approved the dismissal of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm. Subsequently, Plante & Moran, PLLC informed the Company that, because the Company is headquartered in the State of New York and because, under State of New York licensing requirements, all owners of the accounting firm must be certified public accountants or public accountants, the audit engagement would be with Plante Moran, P.C., an entity affiliated with Plante & Moran, PLLC. Plante Moran, P.C. is licensed to perform audit services in the State of New York and is separately registered with the Public Company Accounting Oversight Board. After receiving assurances that the Company’s audit engagement team would remain the same, the Audit Committee terminated the engagement of Plante & Moran, PLLC and approved the engagement of Plante Moran, P.C. as the Company’s independent registered public accounting firm on March 22, 2019.
Grant Thornton’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Plante & Moran, PLLC did not complete any audit reports for the Company.
During the fiscal years ended December 31, 2017 and December 31, 2016, and the subsequent interim periods up to and including the date of the dismissal (the “Specified Period”), there were no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and either of Grant Thornton or Plante & Moran, PLLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the auditing firm’s satisfaction, would have caused the auditing firm to make reference thereto in its report on the financial statements for such years.
During the Specified Period, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s independent registered public accounting firm identified that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal controls over financial reporting. The Company’s internal control weaknesses were discussed by its Audit Committee with Grant Thornton and Grant Thornton was authorized to respond fully to the inquiries of Plante & Moran, PLLC and Plante Moran, P.C. with respect to such weaknesses.
The Company did not consult with Plante Moran, P.C. during the fiscal years ended December 31, 2017 and December 31, 2016, and any subsequent interim periods prior to its engagement regarding (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that the newly appointed auditor concluded was an important factor in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either subject of a disagreement or a reportable event as defined and described in paragraph (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K.

The following table presents fees for professional audit services rendered (a) by Plante Moran, P.C. for services rendered by Plante Moran, P.C. during the year ended December 31, 2018 and (b) by Grant Thornton for the audit of the Company’s annual financial statements for the year ended December 31, 2017 and fees billed for other services rendered by Grant Thornton during the fiscal years ended December 31, 2017 and 2018.
	2018	2017
Audit fees(1)
Predecessor audit firm	$622,707	$650,467
Successor audit firm	20,000	—
Audit related fees	—	—
Tax fees	—	—
All other fees	—	—
Total	$642,707	$650,467

(1)
Audit fees consisted of audit work performed in the preparation and audit of the annual financial statements, review of quarterly financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, such as the provision of consents and comfort letters in connection with the filing of registration statements, Current Reports on Form 8-K and related amendments and statutory audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant
Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.
Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.
1. Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.
2. Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.
3. Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.
4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.
Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
In the event the stockholders do not ratify the appointment of Plante Moran, P.C. as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.
Required Vote
The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting affirmatively or negatively at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.
Recommendation
THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF PLANTE MORAN, P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED
IN THIS PROXY STATEMENT
(Notice Item 3)
We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934 on the approval of the compensation of our named executive officers as described in the Executive Officer and Director Compensation section of this proxy statement in the compensation tables and related disclosures. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2019 Annual Meeting of Stockholders.
The objective of the compensation program for our named executive officers is to motivate and reward fairly those individuals who perform over time at or above the levels that we expect and to attract, as needed, and retain individuals with the skills necessary to achieve our objectives. Our compensation program is also designed to reinforce a sense of ownership and to link compensation to the Company’s performance as well as the performance of each of our named executive officers.
We rely on qualified, highly skilled and talented employees who have experience in the restaurant and hospitality industries to execute our business plan and strategy. Thus, our compensation program is patterned in a manner similar to companies in these industries in order to attract and retain talented employees who may have other opportunities in these industry areas.
Our compensation program consists of these general elements:
•
a fixed portion of compensation to retain and provide a base level of compensation to our named executive officers; and

•
a performance element to incentivize our named executive officers to achieve superior corporate performance.

In determining the total amount and mixture of the compensation for each of our named executive officers, the Compensation Committee subjectively considers the overall value to us of each named executive officer in light of numerous factors, including, but not limited to, the following:
•
our competitive position;

•
our financial performance and the contribution of each individual to our financial performance;

•
individual performance, including past and expected contribution to our corporate goals and execution of our business plan and strategy; and

•
our long-term needs and operational goals, including attracting and retaining key management personnel.

The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and objectives and in achieving our goals.
We significantly changed our leadership structure in 2017 and 2018. We hired Mr. Hilario as our Chief Executive Officer in October 2017, and changed Mr. Segal’s role to Executive Chairman and Director of Business Development. We also recently changed Ms. Fierro’s role to Vice President of Offsite Special Events and Ms. Siluk’s role to Chief Administrative Officer, and we appointed Mr. Loy as Chief Financial Officer. Our leadership changes were implemented to align personnel with our strategic goals and, along with other personnel changes, to achieve cost savings.
Mr. Hilario’s compensation package for the first three years was the amount we believed was equitable to hire him as our Chief Executive Officer and comprised base salary, 50% bonus potential and the grant of stock, RSUs and options. See “Employment Agreements with Executive Officers — President and Chief Executive Officer.”

For 2018, each of Mr. Hilario, Mr. Segal, Ms. Siluk, and Ms. Fierro received incentive bonuses based on the attainment of target EBITDA of  $10.1 million (75%), and the attainment of prescribed individual goals (25%). Each component is further adjusted by the individual’s goal performance factor. The Fiscal 2018 EBITDA target was met. The goals for 2018 for the executive team were as follows:
Grow Sales
•
Increase average reputation scores, secret shopper scores and likely to recommend scores

•
Increase same store sales by 4%

Improve Restaurant Profitability
•
Sales per man hour target of  $95.00

•
Reduce employee turnover

Reduce General and Administrative Expenses (in dollars and as a percent of total revenues)
Capital light growth
•
Open STKs on time and on budget

•
Open at least 5 STK or hospitality venues

•
Keep 15 active STK and hospitality deals in the pipeline

Other
•
Achieve accelerated financial reporting and forecasting cycle

•
Mitigate weaknesses in internal control

For additional information about compensation arrangements, see “Executive Officer and Director Compensation — Summary Compensation Table.”
We believe our compensation structure, including our bonus structure, appropriately compensated our executive officers and both contributed to and reflected our improved financial performance in 2018 compared to 2017, including:
•
Total GAAP revenues increased 7.5% to $85.6 million compared to $79.7 million;

•
US STK brand restaurant sales rose to a record $101 million;

•
Domestic comparable sales at owned and managed STK restaurants rose 9.4%;

•
GAAP income from operations was $5.8 million compared to a loss from operations of $2.7 million;

•
GAAP net income attributable to The ONE Group Hospitality, Inc. was $3.3 million or $0.12 net income per share compared to GAAP net loss of  $4.2 million or $0.17 loss per share;

•
Adjusted EBITDA (a non-GAAP measure which is reconciled to income from operations in our annual report to stockholders) increased 50% to $10.5 million compared to $7.0 million; and

•
Total restaurant expenses decreased 350 basis points to 86.2% from 89.7% as a percentage of revenues.

Because your vote is advisory, it will not be binding on our Compensation Committee or our Board, nor will it directly affect or otherwise limit any compensation or award arrangements that have already been granted to any of our named executive officers. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2019 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of The ONE Group Hospitality, Inc., as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”
Required Vote
The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting affirmatively or negatively at the annual meeting is required to approve, on an advisory basis, this resolution.
Recommendation
THE BOARD RECOMMENDS A VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

AMENDMENTS TO 2013 EMPLOYEE, DIRECTOR AND CONSULTANT
EQUITY INCENTIVE PLAN
(Notice Item 4)
Equity Incentive Plan
We maintain our existing equity incentive plan, the 2013 Employee, Director and Consultant Equity Incentive Plan, for the benefit of our employees, directors and others who provide services to us. The Board of Directors believes the issuance of equity grants provides appropriate long-term incentives and is a critical part of a competitive compensation package for employees. In March 2019, the Board of Directors approved the amendment and restatement of the plan as the 2019 Amended and Restated Stock Incentive Plan (the “Equity Incentive Plan”) and is submitting the Equity Incentive Plan to stockholders for approval. The principal changes made in the Equity Incentive Plan are to:
•
increase the number of shares of common stock issuable by 2,300,000 shares from 4,773,922 to 7,073,922 shares

•
extend the duration of the 2019 Stock Incentive Plan indefinitely (but to retain the 10-year duration on stock awards) and provide that any stockholder approval of an amendment to the 2019 Stock Incentive Plan will be considered the adoption of a new plan;

•
eliminate (prospectively) automatic vesting of stock options upon a corporate transaction that constitutes a change in control; and

•
clarify that the Board may not make certain “material” amendments to the plan or stock awards, including repricing outstanding equity awards, without stockholder approval; and

•
make immaterial, cleanup changes.

As of April 22, 2019, out of a total of 4,773,922 shares reserved for issuance under the existing plan, only approximately 350,000 shares remained available for grant. We believe replenishing this pool is important to incentivize our employees’ performance, particularly since we have recently built out our team, including hiring a new Chief Financial Officer, a new controller, and several other positions, as we moved to improve our financial control systems and to align our personnel with our strategic direction and needs.
Certain provisions of the Equity Incentive Plan are described below. The complete text of the Equity Incentive Plan, as proposed to be amended, is attached to this proxy statement as Appendix A.
Under our Equity Incentive Plan, we may grant incentive stock options, non-qualified stock options, stock (with or without restrictions) and other stock-based awards to employees, consultants and directors who, in the opinion of the Board, are in a position to make a significant contribution to our long-term success. The purpose of these awards is to attract and retain key individuals, further align employee and stockholder interests, and to closely link compensation with Company performance. The 2019 Equity Compensation Plan provides an essential component of the total compensation we offer to employees, reflecting the importance that we place on aligning the interests of key individuals with those of our stockholders. All employees, directors and consultants of the Company and its affiliates are eligible to participate in the 2019 Equity Incentive Plan.
The maximum number of shares of our common stock that may be delivered in satisfaction of awards under the Equity Incentive Plan is 4,773,922 shares. This number is subject to adjustment in the event of a stock split, stock dividend, combination, recapitalization or other change in our capitalization.
Shares of our common stock to be issued under the Equity Incentive Plan may be authorized but unissued shares of our common stock or previously issued shares acquired by us. Any shares of our common stock underlying awards that otherwise expire, terminate, or are forfeited prior to the issuance of stock will again be available for issuance under the Equity Incentive Plan.

Stock Options.   Stock options granted under the Equity Incentive Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the Code, or non-qualified stock options, which are not intended to meet those requirements. Incentive stock options may be granted to employees of the Company and its affiliates. Non-qualified options may be granted to employees, directors and consultants of the Company and its affiliates. The exercise price of a stock option may not be less than 100% of the fair market value of our common stock on the date of grant. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our capital stock, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant and the term of the option may not be longer than five years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than “cause,” except in the case of death or total and permanent disability in which such options may be exercised for 12 months after termination of service.
Restricted Stock.   Restricted stock is common stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited.
During the restricted period, the holder of restricted stock has the rights and privileges of a regular stockholder, except that the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote and receive dividends on the restricted shares, but he or she may not sell the shares until the restrictions are lifted.
Other Stock-Based Awards.   The Equity Incentive Plan authorizes the grant of other types of stock-based compensation including, but not limited to, stock appreciation rights, phantom stock awards, and restricted stock unit awards.
Plan Administration.   The Equity Incentive Plan will be administered by our Compensation Committee. Our Compensation Committee will have full power and authority to determine the terms of awards granted pursuant to this plan, including:
•
which employees, directors and consultants will be granted options and other awards;

•
the number of shares subject to each award;

•
the vesting provisions of each award;

•
the termination or cancellation provisions applicable to awards; and

•
all other terms and conditions upon which each award may be granted in accordance with the Equity Incentive Plan.

In addition, the administrator may, in its discretion, amend any term or condition of an outstanding award, provided (i) such term or condition as amended is permitted by the Equity Incentive Plan, and (ii) any such amendment will be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant; and provided, further, that without the prior approval of our stockholders, stock awards will not be repriced, replaced or regranted through cancellation or by lowering the exercise price of a previously granted award.
Stock Dividends and Stock Splits.   If our common stock is subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award will be appropriately increased or decreased proportionately, and appropriate adjustments will be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Corporate Transactions.   Upon a merger or other reorganization event, our Board, may, in its sole discretion, take any one or more of the following actions pursuant to our Equity Incentive Plan, as to some or all outstanding awards:
•
provide that all outstanding options will be assumed or substituted by the successor corporation;

•
upon written notice to a participant provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•
in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options; or

•
provide that outstanding awards will be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Under the terms of the Equity Incentive Plan, a change of control means the occurrence of any of the following events: (i) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board does not approve; (ii) (A) a merger or consolidation of the Company whether or not approved by the Board, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or (iii) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” are defined under the Equity Incentive Plan as directors who either (A) were directors of the Company as of October 16, 2013, (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) or (C) were appointed in connection with the consummation of the Merger.
Amendment and Termination.   The Equity Incentive Plan may be amended by our stockholders. It may also be amended by our Board, provided that stockholder approval will be required for any amendment to the Equity Incentive Plan to the extent such approval is required by law, including the Internal Revenue Code of 1986, as amended, or applicable stock exchange requirements. Any amendment approved by the Board which the Board determines is of a scope that requires stockholder approval will be subject to obtaining such stockholder approval. No such amendment may adversely affect the rights under any outstanding award without the holder’s consent. In addition, if any stock market on which the Company’s common stock is traded amends its corporate governance rules so that such rules no longer require stockholder approval of  “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to such rules, no amendment of the Equity Incentive Plan which (i) materially increases the number of shares to be issued under the Equity Incentive Plan (other than to reflect a reorganization, stock split, merger, spin off or similar transaction); (ii) materially increases the benefits to participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the Equity Incentive Plan; (iii) materially expands the class of participants eligible to participate in the Equity Incentive Plan; or (iv) expands the types of awards provided under the Equity Incentive Plan will become effective unless stockholder approval is obtained.

Required Vote
The affirmative vote of a majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting affirmatively or negatively at the annual meeting is required to approve the amendments to our Equity Incentive Plan.
Recommendation
THE BOARD RECOMMENDS A VOTE TO APPROVE THE AMENDMENTS TO THE EQUITY INCENTIVE PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The code of conduct and ethics is available on our website at www.togrp.com. We intend to publicly disclose any amendment to and any waiver of the Code of Conduct and Ethics on our website.
OTHER MATTERS
The Board knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the proxy statement relating to our 2020 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than December 26, 2019. To be considered for presentation at the 2020 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no later than the close of business on March 6, 2020 and no earlier than the opening of business on February 5, 2020. Proposals that are not received in a timely manner will not be voted on at the 2020 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of the Secretary of The ONE Group Hospitality, Inc., 411 W. 14th Street, 2nd Floor, New York, NY 10014.
New York, New York 10014
April 25, 2019

Appendix A
~~COMMITTED CAPITAL ACQUISITION CORPORATION~~THE ONE GROUP HOSPITALITY, INC.
201~~3~~9 ~~EMPLOYEE, DIRECTOR AND CONSULTANT~~ EQUITY INCENTIVE PLAN
1.   DEFINITIONS.
Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this ~~Committed Capital Acquisition Corporation~~The One Group Hospitality, Inc. 201~~3~~9 ~~Employee, Director and Consultant~~ Equity Incentive Plan, have the following meanings:
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.
Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means a written agreement between the Company and a Participant delivered pursuant to the Plan and pertaining to a Stock Right, in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
California Participant means a Participant who resides in the State of California.
Cause means, with respect to a Participant, (a) dishonesty with respect to the Company or any Affiliate, (b) insubordination, substantial malfeasance or non-feasance of duty, (c) unauthorized disclosure of confidential information, (d) breach by a Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate, and (e) conduct substantially prejudicial to the business of the Company or any Affiliate; provided, however, that any provision in an agreement (including any Agreement of employment (an “Employment Agreement”) then in effect) between a Participant and the Company or an Affiliate, which contains a conflicting definition of Cause for termination and which is in effect at the time of such termination, shall supersede this definition with respect to that Participant. The determination of the Administrator as to the existence of Cause will be conclusive on the Participant and the Company.
Change of Control means the occurrence of any of the following events:
(i)
Ownership.   Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(ii)
Merger/Sale of Assets.   (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(iii)
Change in Board Composition.   A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) ~~are~~ were directors of the Company as of October 16, 2013, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company) ~~or (C) are appointed in connection with the consummation of the merger among the Company, CCAC Acquisition Sub, LLC, The ONE Group, LLC and Samuel Goldfinger, as representative of the owners of membership interests in The ONE Group, LLC~~.
(iv)
“Change of Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
Common Stock means shares of the Company’s common stock, $.0001 par value per share.
Company means ~~Committed Capital Acquisition Corporation~~The One Group Hospitality, Inc., a Delaware corporation.
Consultant means any natural person who is an advisor or consultant that provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.
Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Fair Market Value of a Share of Common Stock means:
(1)
If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or, if not applicable, the last price of the Common Stock on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;

(2)
If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and

(3)
If there is no regular public trading market for such Common Shares, the Fair Market Value of the Shares shall be determined by the Administrator in good faith and in compliance with Section 409A of the Code.

ISO means an option intended to qualify as an incentive stock option under Section 422 of the Code.
Non-Qualified Option means an option which is not intended to qualify as an ISO.
Option means an ISO or Non-Qualified Option granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this ~~Committed Capital Acquisition Corporation~~The One Group Hospitality, Inc. ~~2013~~ 2019 ~~Employee, Director and Consultant~~ Equity Incentive Plan.
Securities Act means the Securities Act of 1933, as amended.
Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award which is not an Option or a Stock Grant.
Stock Grant means a grant by the Company of Shares under the Plan.
Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan — an ISO, a Non-Qualified Option, a Stock Grant or a Stock-Based Award.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
2.   PURPOSES OF THE PLAN.
The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock-Based Awards.
3.   SHARES SUBJECT TO THE PLAN.
(a) The number of Shares which may be issued from time to time pursuant to this Plan shall be 7,073,922~~4,773,922~~, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan.
(b) If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan. Notwithstanding the foregoing, if a Stock Right is exercised, in whole or in part, by tender of Shares or if the Company or an Affiliate’s tax withholding obligation is satisfied by withholding Shares, the number of Shares deemed to have been issued under the Plan for purposes of the limitation set forth in Paragraph 3(a) above shall be the number of Shares that were subject to the Stock Right or portion thereof, and not the net number of Shares actually issued. However, in the case of ISOs, the foregoing provisions shall be subject to any limitations under the Code.
4.   ADMINISTRATION OF THE PLAN.
The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)
Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

(b)
Determine which Employees, directors and Consultants shall be granted Stock Rights;

(c)
Determine the number of Shares for which a Stock Right or Stock Rights shall be granted;

(d)
Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted;

(e)
Subject to the limitations in Paragraph 31, ~~A~~amend any term or condition of any outstanding Stock Right, including, without limitation, to ~~reduce or increase the exercise price or purchase price,~~ accelerate the vesting schedule or extend the expiration date, provided that (i) such term or condition as amended is permitted by the Plan; (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors; and (iii) any such amendment shall be made only after the Administrator determines whether such amendment would cause any adverse tax consequences to the Participant, including, but not limited to, the annual vesting limitation contained in Section 422(d) of the Code and described in Paragraph 6(b)(iv) below with respect to ISOs and pursuant to Section 409A of the Code;

(f)
Buy out for a payment in cash or Shares, a Stock Right previously granted and/or cancel any such Stock Right and grant in substitution therefor other Stock Rights, covering the same or a different number of Shares and having an exercise price or purchase price per share which may be lower or higher than the exercise price or purchase price of the cancelled Stock Right, based on such terms and conditions as the Administrator shall establish and the Participant shall accept; and

(g)
Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of not causing any adverse tax consequences under Section 409A of the Code and preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.   ELIGIBILITY FOR PARTICIPATION.
The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or Consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees who are deemed to be residents of the United States for tax purposes. Non-Qualified Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.

6.   TERMS AND CONDITIONS OF OPTIONS.
Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:
(a) Non-Qualified Options:   Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:
(i)
Exercise Price:   Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option, which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per share of Common Stock on the date of grant of the Option provided, that if the exercise price is less than Fair Market Value, the terms of such Option must comply with the requirements of Section 409A of the Code unless granted to a Consultant to whom Section 409A of the Code does not apply.

(ii)
Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.

(iii)
Option Periods:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events. For California Participants, the exercise period of the Option set forth in the Option Agreement shall not be more than 120 months from the date of grant.

(iv)
Option Conditions:   Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

A.
The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

B.
The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

(v)
Term of Option:   Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.

(b) ISOs:   Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:
(i)
Minimum standards:   The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(a) above, except clause (i) and (v) thereunder.

(ii)
Exercise Price:   Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Stock on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant of the Option.

(iii)
Term of Option:   For Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise:   The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined on the date each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed $100,000.

7.   TERMS AND CONDITIONS OF STOCK GRANTS.
Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. For California Participants, each Stock Grant shall be issued within ten (10) years from the earlier of the date the Plan is adopted or approved by the Company’s shareholders. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(a)
Each Agreement shall state the purchase price per share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law, if any, on the date of the grant of the Stock Grant;

(b)
Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c)
Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8.   TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.
The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

The Company intends that the Plan and any Stock-Based Awards granted hereunder be exempt from the application of Section 409A of the Code or meet the requirements of paragraphs (2), (3) and (4) of subsection (a) of Section 409A of the Code, to the extent applicable, and be operated in accordance with Section 409A so that any compensation deferred under any Stock-Based Award (and applicable investment earnings) shall not be included in income under Section 409A of the Code. Any ambiguities in the Plan shall be construed to effect the intent as described in this Paragraph 8.
9.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.
An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised, or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (e) at the discretion of the Administrator, by any combination of  (a), (b), (c) and (d) above or (f) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
10.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by any combination of  (a) and (b) above; or (d) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

11.   RIGHTS AS A SHAREHOLDER.
No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant.
12.   ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.
By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value. For California Participants, Stock Rights shall not be transferable by the Participant other than by will or by the laws of descent and distribution, to a revocable trust, or as permitted by Rule 701 of the Securities Act. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.
13.
EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement or Employment Agreement then in effect, in the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 14, 15, and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

(b)
Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three months after the Participant’s termination of employment. For Options granted to California Participants, an Option must be exercisable for at least thirty (30) days from the date of a Participant’s termination of employment.

(c)
The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

(d)
Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then such Participant shall forthwith cease to have any right to exercise any Option.

(e)
A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide; provided, however, that, for ISOs, any leave of absence granted by the Administrator of greater than ninety days, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the 181st day following such leave of absence.
(f)
Except as required by law or as set forth in a Participant’s Option Agreement or Employment Agreement then in effect, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.

14.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause prior to the time that all his or her outstanding Options have been exercised:
(a)
All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for Cause will immediately be forfeited.

(b)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then the right to exercise any Option is forfeited.

15.   EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Option Agreement or Employment Agreement then in effect:
(a)
A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

(i)
To the extent that the Option has become exercisable but has not been exercised on the date of the Participant’s termination of service due to Disability; and

(ii)
In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

(b)
A Disabled Participant may exercise the Option only within the period ending one year after the date of the Participant’s termination of service due to Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not been terminated due to Disability and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants, a Participant may exercise such rights for at least six (6) months from the date of termination of service due to Disability.

(c)
The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement or Employment Agreement then in effect:
(a)
In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

(i)
To the extent that the Option has become exercisable but has not been exercised on the date of death; and

(ii) In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
(b)
If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option. For Options granted to California Participants, the Participant’s Survivors must be allowed to take all necessary steps to exercise the Option for at least six (6) months from the date of death of such Participant.

17.
EFFECT OF TERMINATION OF SERVICE ON STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a termination of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant shall terminate.
For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.
In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
18.
EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement or Employment Agreement then in effect, in the event of a termination of service (whether as an Employee, director or Consultant), other than termination for Cause, Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant as to which the Company’s forfeiture or repurchase rights have not lapsed.

19.   EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR CAUSE.
Except as otherwise provided in a Participant’s Stock Grant Agreement or Employment Agreement then in effect, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate is terminated for Cause:
(a)
All Shares subject to any Stock Grant that are subject to forfeiture provisions shall be immediately forfeited to the Company as of the time the Participant is notified that his or her service is terminated for Cause. All Shares subject to any Stock Grant that are not subject to forfeiture provisions shall become immediately subject to repurchase by the Company at the Fair Market Value thereof as of the time the Participant is notified that his or her service is terminated for Cause.

(b)
Cause is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of Cause occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the date of termination shall be immediately forfeited to the Company.

20.   EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.
Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.
The Administrator shall make the determination both as to whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.
21.
EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
22.   PURCHASE FOR INVESTMENT.
Unless the offering and sale of the Shares shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue Shares under the Plan unless and until the following conditions have been fulfilled:
(a)
The person who receives a Stock Right shall warrant to the Company, prior to the receipt of Shares, that such person is acquiring such Shares for his or her own account, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person acquiring such Shares shall be bound by the provisions of the following legend (or a legend in substantially similar form) which shall be endorsed upon the certificate evidencing the Shares issued pursuant to such exercise or such grant:
“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”
(b)
At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.

23.   DISSOLUTION OR LIQUIDATION OF THE COMPANY.
Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
24.   ADJUSTMENTS.
Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:
(a) Stock Dividends and Stock Splits.   If  (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, each Stock Right and the number of shares of Common Stock deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise or purchase price per share, to reflect such events. The number of Shares subject to the limitations in Paragraph 3(a) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(b) Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a merger, consolidation, or sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors.
~~Notwithstanding the foregoing, in the event the Corporate Transaction also constitutes a Change of Control, then all Options outstanding on the date of the Corporate Transaction shall be deemed vested at such time.~~
With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that, upon consummation of the Corporate Transaction, each outstanding Stock Grant shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Stock comprising such Stock Grant (to the extent such Stock Grant is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived upon such Corporate Transaction).
In taking any of the actions permitted under this Paragraph 24(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c) Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d) Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24, including, but not limited to the effect of any Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e) Modification of Options.   Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph (a), (b) or (c) above with respect to Options shall be made only after the Administrator determines whether such adjustments would (i) constitute a “modification” of any ISOs (as that term is defined in Section 424(h) of the Code) or (ii) cause any adverse tax consequences for the holders of Options, including, but not limited to, pursuant to Section 409A of the Code. If the Administrator determines that such adjustments made with respect to Options would constitute a modification or other adverse tax consequence, it may refrain from making such adjustments, unless the holder of an Option specifically agrees in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the Option. This paragraph shall not apply to the acceleration of the vesting of any ISO that would cause any portion of the ISO to violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6(b)(iv).
25.   ISSUANCES OF SECURITIES.
Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26.   FRACTIONAL SHARES.
No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.
27.   CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an Employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.
28.   WITHHOLDING.
In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the issuance of a Stock Right or Shares under the Plan or for any other reason required by law, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.
29.   NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale or gift) of such Shares before the later of  (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.
30.   TERMINATION OF THE PLAN.
~~The Plan will terminate on October 16, 2023.~~ The Plan may be terminated by the Administrator or ~~at an earlier date~~ by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.

31.   AMENDMENT OF THE PLAN AND AGREEMENTS.
The Plan may be amended by the shareholders of the Company. Any amendment of the Plan approved by the shareholders of the Company will be considered an adoption of new Plan. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded incentive stock options under Section 422 of the Code (including deferral of taxation upon exercise), and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. In addition, if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of  “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the NASDAQ rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.
32.   EMPLOYMENT OR OTHER RELATIONSHIP.
Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
33.   GOVERNING LAW.
This Plan shall be construed and enforced in accordance with the law of the State of Delaware.
34.   SEVERABILITY.
The invalidity or unenforceability of any provision of this Plan shall not affect the validity or enforceability of any other provision of this Plan, which shall remain in full force and effect, and any invalid or unenforceable provision shall be deemed replaced by a provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable provision.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 3, 2019. Vote by Internet – QUICK EASY IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail THE ONE GROUP HOSPITALITY, INC. INTERNET/MOBILE — www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL — Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED X Please mark your votes like this PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, ’’FOR" PROPOSAL 3 AND ’’FOR" PROPOSAL 4. 1. Election of two Class III Directors to hold offi ce u ntil the 2022 Annual Meeting: NOMINEES: FOR NOMINEE WITHHOLD AUTHORITY FOR NOMINEE Proposal to approve, by an advisory vote, the compensation of our named executive officers. 3. FOR AGAINST ABSTAIN CONTROL NUMBER IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. Signature Signature, if held jointly Date , 2019. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate offi cer, please give title as such. (01) Emanuel Hilario (02) Jonathan Segal THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE SHARES REPRESENTED WILL BE VOTED “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSAL 2, ’’FOR" PROPOSAL 3 AND ’’FOR" PROPOSAL 4, IN ACCORDANCE WITH THE PROXIES’ DISCRETION ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Proposal to ratify the appointment of Plante Moran, P.C. as the Company’s Independent registered accounting firm for the fiscal year ending December 31, 2019. 2. FOR AGAINST ABSTAIN Proposal to amend the 2013 Employee, Director and Consultant Equity Incentive Plan. 4. FOR AGAINST ABSTAIN

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY THE ONE GROUP HOSPITALITY, INC. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 4, 2019 The undersigned, having received notice of the meeting and management’s proxy statement thereof, and revoking all prior proxies, hereby appoint(s) Emanuel Hilario and Linda Siluk, and each of them, as proxies or proxy of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of THE ONE GROUP HOSPITALITY, INC. (the “Company”) to be held at STK, 26 Little West 12th Street, New York, NY 10014, on Tuesday, June 4, 2019 at 11:00 a.m. local time, and at any adjournment sessions thereof, and there to vote and act upon the following matters in respect of all shares of stock of the Company which the undersigned will be entitled to vote or act upon with all the powers the undersigned would possess if personally present. PLEASE VOTE, DATE, AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2019 The Notice of Annual Meeting, Proxy Statement and 2018 Annual Report are available on the Company’s website at http://www.togrp.com/proxy.html (Continued, and to be marked, dated and signed, on the reverse side) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE ONE GROUP HOSPITALITY, INC. Comments: